UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

TIVIC HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41052	81-4016391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39899 Balentine Drive, Suite 200

Newark, CA 94560

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 276-6888

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2021, Tivic Health Systems, Inc., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 3,000,000 shares of its common stock (“Shares”) at a public offering price of $5.00 per Share, generating gross proceeds of $15,000,000. The Company has granted the underwriters a 45-day option to purchase up to 450,000 additional Shares to cover over-allotments, if any.

In connection with the IPO, on November 10, 2021, the Company entered into an underwriting agreement with ThinkEquity LLC, as representative of the underwriters, a form of which was previously filed as an exhibit to the Company’s registration statement on Form S-1 (File No. 333-258411) which was declared effective by the Securities and Exchange Commission on November 10, 2021 (the “Registration Statement”). A copy of the final executed underwriting agreement is included as Exhibit 1.1 hereto and is incorporated hereby in reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Incorporation was previously approved by the Company’s board of directors and its stockholders.

Also on November 12, 2021, the Company’s amended and restated bylaws (the “Bylaws”) were executed. The amendment and restatement of the Bylaws were previously approved by the Company’s board of directors and its stockholders.

Copies of the Certificate of Incorporation and the Bylaws are filed hereto as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 8.01. Other Events.

On November 10, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 15, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and ThinkEquity LLC

3.1	Amended and Restated Certificate of Incorporation of Tivic Health Systems, Inc.

3.2	Amended and Restated Bylaws of Tivic Health Systems, Inc.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021

TIVIC HEALTH SYSTEMS, INC.

By:	/s/ Jennifer Ernst
Name: Jennifer Ernst
Title: Chief Executive Officer